SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - February 24, 2004

                             FIRST BUSEY CORPORATION
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             (Exact name of registrant as specified in its charter)

     Nevada                         0-15950                      37-1078406
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(State of other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

  201 W. Main Street, Urbana, Illinois                             61801
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (217) 365-4513


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ITEM 5. OTHER EVENTS

      On February 24, 2004, the Registrant announced its Repurchase Program for 2004. The Registrant's Repurchase Program will cover up to 500,000 shares of its Common Stock.

      The Press Release dated February 24, 2004 is attached as an exhibit hereto and is incorporated by reference herein.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

99.1 Press Release, dated February 24, 2004.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FIRST BUSEY CORPORATION

Date: February 24, 2004                     By: /s/ Douglas C. Mills
                                                --------------------------------
                                            Name: Douglas C. Mills
                                            Title: Chairman of the Board and CEO


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                                  EXHIBIT INDEX

                                                                   SEQUENTIALLY
EXHIBIT                           DESCRIPTION                      NUMBERED PAGE

  99.1                        Press Release, dated
                               February 24, 2004


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